SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 24, 2002
                                                          -------------


                           GREENMAN TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                            1-13776                   71-0724248
--------------------------------------------------------------------------------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


                                 7 Kimball Lane
                                   Building A
                               Lynnfield, MA 01940
                              --------------------
          (Address of principal executive offices, including zip code)


                                 (781) 224-2411
                                 ---------------
              (Registrant's telephone number, including area code)


              (Former name or former address, if changed since last report)

Item 5. Other Events

As reported in the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2002, the Company issued shares of common stock in a private placement and upon the partial conversion of a promissory note after the close of the quarter. This Current Report on Form 8-K includes the Company's Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002, which gives effect to these transactions as if they had occurred on March 31, 2002.

Item 7. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired

      None

      (b)   Pro Forma Financial Information

GreenMan Technologies, Inc. Pro Forma Condensed Consolidated
      Balance Sheet - March 31, 2002 (unaudited)...........................  F-1

      The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2002 gives effect to the issuance of 347,255 shares of common stock for cash totalling $650,000 in April and May 2002; the issuance of 30,000 shares of common stock in April 2002 for professional services valued at $48,000 and the issuance in May 2002 of 300,000 shares of common stock in connection with the conversion of $750,000 of the principal amount of the February 14, 2002 Promissory Note to Republic Services Limited Partnership as if these transactions had occurred on March 31,2002.

       The Unaudited Pro Forma Condensed Consolidated Balance Sheet does not purport to represent the Company's actual financial position on March 31, 2002 nor does it project the Company's financial position for any future date or period. The Unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2001 and the financial statements and notes thereto included in the Company's Quarterly Report on Form 10-QSB for the period ended March 31, 2002.

      (c)   Exhibits.

      None

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    GREENMAN TECHNOLOGIES, INC.
                                            (Registrant)



                                    By: /s/ Charles E. Coppa
                                        ---------------------------
                                        Charles E. Coppa
                                        Chief Financial Officer

Date: May 24, 2002

                           GreenMan Technologies, Inc.
                 Unaudited Condensed Consolidated Balance Sheet

                                                                                   March 31,       Proforma         Proforma
                                                                                     2002         Adjustments       Balance
                                                                                 ------------     -----------     ------------
                                          ASSETS
Current assets:
  Cash and cash equivalents ................................................     $    907,169      $  650,000     $  1,557,169
  Accounts receivable, net..................................................        2,554,224                        2,554,224
  Equipment held for resale.................................................          250,000                          250,000
  Other current assets .....................................................          971,355                          971,355
                                                                                 ------------      ----------     ------------
        Total current assets                                                        4,682,748         650,000        5,332,748
                                                                                 ------------      ----------     ------------

Property, Plant and equipment, net                                                  8,341,223                        8,341,223
                                                                                 ------------      ----------     ------------

Other assets:
  Deferred loan costs ......................................................          330,973                          330,973
  Goodwill, net ............................................................        2,172,198                        2,172,198
  Note receivable...........................................................          200,000                          200,000
  Other ....................................................................          533,582          48,000          581,582
                                                                                 ------------      ----------     ------------
                                                                                    3,236,753                        3,284,753
                                                                                 ------------      ----------     ------------

                                                                                 $ 16,260,724      $  698,000     $ 16,958,724
                                                                                 ============      ==========     ============
                           LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Notes payable, current....................................................       $1,560,224      $  (37,500)    $  1,522,724
  Accounts payable .........................................................        1,882,061                        1,882,061
  Accrued expenses..........................................................        1,033,826                        1,033,826
  Obligations under capital leases, current ................................          301,334                          301,334
  Notes payable, related party..............................................          575,000                          575,000
                                                                                 ------------      ----------     ------------
        Total current liabilities ..........................................        5,352,445         (37,500)       5,314,945
Notes payable, bank, non-current portion ...................................        5,857,275        (712,500)       5,144,775
Obligations under capital leases ...........................................        2,083,846                        2,083,846
                                                                                 ------------      ----------     ------------
        Total liabilities ..................................................       13,293,566        (750,000)      12,543,566
Stockholders' equity:
  Common stock, $.01 par value, 20,000,000 shares authorized;
     14,655,873 issued and outstanding at March 31, 2002 and
     15,333,128 issued and outstanding, proforma............................          146,559           6,773          153,332
Additional paid-in capital .................................................       26,454,896       1,441,227       27,896,123
Accumulated deficit ........................................................      (23,579,297)             --      (23,579,297)
Notes receivable, common stock..............................................          (55,000)             --          (55,000)
                                                                                 ------------      ----------     ------------
        Total stockholders' equity .........................................        2,967,158       1,400,000        4,415,158
                                                                                 ------------      ----------     ------------
                                                                                 $ 16,260,724      $  698,000     $ 16,958,724
                                                                                 ============      ==========     ============